UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report August 31, 2013

Columbia Marsico Flexible Capital Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico Flexible Capital Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico Flexible Capital Fund

Performance Overview

Performance Summary

>	Columbia Marsico Flexible Capital Fund (the Fund) Class A shares returned 20.17% excluding sales charges for the 12-month period that ended August 31, 2013.

>	The Fund outperformed its benchmark, the S&P 500 Index, which returned 18.70% for the same 12-month period.

>	Sector allocation benefited performance relative to the benchmark, especially in the consumer discretionary, information technology and utilities sectors.

Average Annual Total Returns (%) (for period ended August 31, 2013)
	Inception	1 Year	Life
Class A	09/28/10
Excluding sales charges		20.17	16.77
Including sales charges		13.29	14.43
Class C	09/28/10
Excluding sales charges		19.23	15.85
Including sales charges		18.23	15.85
Class I	09/28/10	20.67	17.06
Class R	09/28/10	19.87	16.41
Class R5*	11/08/12	20.51	16.88
Class Z	09/28/10	20.48	17.05
S&P 500 Index		18.70	15.28

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 28, 2010 — August 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Flexible Capital Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance

Portfolio Management

Marsico Capital Management, LLC

Munish Malhotra, CFA

Jordon Laycob

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2013, the Fund’s Class A shares returned 20.17% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned 18.70% for the same 12-month period. Sector allocation generally benefited performance versus the benchmark, as did stock selection in the consumer discretionary sector. Sector allocation is generally the result of the stock selection process. Stock selection hampered results in the financials sector. At times during the period, the Fund’s cash level was higher than usual, which was a drag on relative results in a rising market. The benchmark holds no cash.

Economy Poised to Break out of Doldrums

Concerns about the impact of tax increases and enforced federal spending cuts, another showdown over the debt ceiling and the possibility of an attack on Syria weighed on investors during the 12-month period that ended August 31, 2013. However, steady job growth and a solid rebound in the housing market helped keep economic growth afloat. Pent-up demand, low mortgage rates and an improving labor market have worked to lift home sales. After a brief pullback in the manufacturing sector, manufacturing activity rebounded strongly late in the period — a sign that the economy has the potential to break out of the doldrums if confidence rises among consumers and businesses alike. Business surveys and recent demand measures hint that business could be ready to pick up the pace of spending later this year. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. However, these sectors pulled back in July and August as civil war in Syria intensified and the Federal Reserve began to talk about removing some of its support.

Positioning, Stock Selection Aided Results in Key Sectors

Throughout the period, the Fund’s exposure to the consumer discretionary sector was approximately twice that of its benchmark. This positioning benefited relative performance, as consumer discretionary was a strong-performing sector of the benchmark. Within the consumer discretionary sector, electric car manufacturer Tesla Motors, soared during the period and was the largest individual contributor to the Fund’s performance. Tesla reported strong results on better-than-expected deliveries of its luxury Model S sedan and continued demonstrated improvements in logistics costs. The Fund significantly trimmed its stake in Tesla, as the stock reached our near-term price target. As of period-end, the Fund continued to maintain a small position in the company as we believed there was further long-term upside potential as Tesla continued to experience unit sales growth, improved margins, growth opportunities in overseas markets, and is expected to introduce a new model in the second half of 2014. Other leading consumer discretionary positions included home improvement retailer Lowe’s, media company Liberty Global PLC and online travel reservations company priceline.com. Priceline.com was sold from the Fund during the period.

The consumer staples and materials sectors also contributed some top performers for the period, and stock selection drove an increase to the Fund’s allocations to both sectors during the period. Within consumer staples, Green Mountain Coffee Roasters and Constellation Brands contributed positively to Fund performance. We added Green Mountain Coffee Roasters back to the portfolio after selling it in 2011. We believe the company is undergoing a positive transformational change in its business model because of the appointment of a new CEO, which we believe

4	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance (continued)

could serve as a catalyst for substantially improved earnings growth in the future. Under its new leadership, Green Mountain Coffee Roasters has lowered its costs, organized its business units more efficiently and extended its relationship with Starbucks. Constellation Brands, a wine, spirits and beer company, completed its acquisition of Grupo Modelo’s U.S. beer business in June 2013.

In the materials sector, specialty chemicals company LyondellBasell Industries posted a double-digit stock price gain and was sold from the Fund. We believed the company was experiencing peak margins and saw signs of slowing in China, an important market for the company.

Underweight allocations to the weak-performing information technology and utilities sectors also aided results. Keep in mind that sector allocation is generally the result of the stock selection process.

Disappointments in Health Care and Financials

An underweight allocation to the health care sector, a strong-performing sector of the benchmark index, detracted from performance. Health care services company Express Scripts, the largest U.S. pharmacy benefit manager, posted a modest stock price decline and was sold from the Fund in favor of investments in which we had higher conviction.

Stock selection in the financials sector was a significant performance detractor. Mexican real estate investment trust company Fibra Uno Administracion SA de CV, U.S. bank holding company Capital One and Brazil-based financials company Cetip S.A. — Mercados Organizados each posted negative returns prior to being sold from the Fund.

Another individual Fund holding that had a material, negative effect on performance was Equinix, a data center and internet exchange service provider in the technology sector, which posted a negative return prior to being sold from the Fund. We also sold MRC Global, an industrial valves and fittings company that provides service to the energy sector, after its shares posted a double-digit decline.

Portfolio Activity

During the period, we increased Fund exposure to the health care sector, particularly biotechnology companies, on the belief that the quality of science used today to treat diseases that were considered untreatable just a few years ago has risen substantially. We see a variety of emerging therapeutic pathways, and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly specialized compounds are developed to treat specific genetic targets.

From time to time, the Fund may hold elevated cash levels as a buying reserve or as a defensive measure in adverse market conditions. Late in 2012, the Fund’s cash position was somewhat elevated as a result of uncertainties regarding U.S. fiscal policy. We reduced the Fund’s cash position early in 2013 after Washington averted a fiscal cliff of tax increases and spending cuts at year-end 2012. We also reduced exposure to international securities in favor of U.S. investments because we believed the United States was further along in the de-leveraging process, and its economy appeared to be stabilizing or improving on a number of fronts.

Looking Ahead

In an environment of slow global economic growth, an improving U.S. housing sector and solid consumer spending, the Fund ended the period with an emphasis

Top Ten Holdings (%) (at August 31, 2013)
Monsanto Co.	4.2
Lowe’s Companies, Inc.	3.9
AutoZone, Inc.	3.7
Biogen Idec, Inc.	3.7
CSX Corp.	3.6
Mondelez International, Inc., Class A	3.4
Liberty Global PLC, Series C	3.4
Constellation Brands, Inc., Class A	3.3
Gilead Sciences, Inc.	3.2
Sherwin-Williams Co. (The)	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2013)
Common Stocks	91.7
Consumer Discretionary	28.8
Consumer Staples	9.5
Financials	13.0
Health Care	9.5
Industrials	11.0
Information Technology	12.7
Materials	7.2
Corporate Bonds & Notes	6.2
Money Market Funds	1.2
Preferred Stocks	0.8
Financials	0.8
Warrants	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2013	5

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Fund’s prospectus for information on these and other risks.

on seeking quality growth companies and special franchises capable of generating repeatable revenue growth. While increased emphasis has been placed on a company’s ability to generate free cash flow and to return capital to shareholders via dividends and buybacks, our starting point is to seek to identify business models with sustainable competitive advantages that we believe can generate repeatable revenue growth and where we believe positive changes are occurring.

As of August 31, 2013, the Fund’s primary economic sector allocations included consumer discretionary, financials, information technology and industrials. At period-end, the Fund had no exposure to the utilities sector. The Fund also held several investments in fixed-income and preferred securities that we believed to offer equity-like return potential.

6	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2013 – August 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,122.30	1,018.60	6.86	6.53	1.29
Class C	1,000.00	1,000.00	1,117.70	1,014.84	10.83	10.30	2.04
Class I	1,000.00	1,000.00	1,124.80	1,020.61	4.74	4.51	0.89
Class R	1,000.00	1,000.00	1,121.30	1,017.35	8.19	7.79	1.54
Class R5	1,000.00	1,000.00	1,124.20	1,020.56	4.79	4.56	0.90
Class Z	1,000.00	1,000.00	1,124.20	1,019.85	5.54	5.27	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013	7

Columbia Marsico Flexible Capital Fund

Portfolio of Investments

August 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 91.7%
Issuer	Shares	Value ($)
Consumer Discretionary 28.8%
Auto Components 1.8%

Pirelli & C SpA	260,518	3,074,720

Automobiles 1.3%

Tesla Motors, Inc.(a)	12,818	2,166,242

Distributors 1.0%

LKQ Corp.(a)	61,984	1,812,412

Hotels, Restaurants & Leisure 3.4%

Pinnacle Entertainment, Inc.(a)	39,443	934,010

Wynn Resorts Ltd.	34,999	4,936,259

Total		5,870,269

Media 8.8%

CBS Corp., Class B Non Voting	38,089	1,946,348

Liberty Global PLC, Series C(a)	78,755	5,790,855

Time Warner Cable, Inc.	29,520	3,168,972

Walt Disney Co. (The)	73,923	4,496,736

Total		15,402,911

Specialty Retail 10.5%

AutoZone, Inc.(a)	15,391	6,463,297

Jin Co. Ltd.	50,900	1,777,682

Lowe’s Companies, Inc.	147,534	6,760,008

Sally Beauty Holdings, Inc.(a)	128,123	3,347,854

Total		18,348,841

Textiles, Apparel & Luxury Goods 2.0%

lululemon athletica, Inc.(a)	49,746	3,524,007

Total Consumer Discretionary		50,199,402

Consumer Staples 9.5%
Beverages 3.3%

Constellation Brands, Inc., Class A(a)	105,231	5,708,782

Food Products 6.2%

Green Mountain Coffee Roasters, Inc.(a)	57,827	4,991,048

Mondelez International, Inc., Class A	191,567	5,875,360

Total		10,866,408

Total Consumer Staples		16,575,190

Financials 13.0%
Capital Markets 2.0%

UBS AG, Registered Shares	182,446	3,533,427

Diversified Financial Services 5.3%

Citigroup, Inc.	83,460	4,033,622

IntercontinentalExchange, Inc.(a)	28,557	5,133,120

Total		9,166,742

Insurance 2.0%

AIA Group Ltd.	783,000	3,427,222

Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 1.4%

Starwood Property Trust, Inc.	100,387	2,502,648

Real Estate Management & Development 2.3%

Global Logistic Properties Ltd.	1,944,000	4,095,424

Total Financials		22,725,463

Health Care 9.5%
Biotechnology 9.0%

Biogen Idec, Inc.(a)	29,937	6,377,180

Celgene Corp.(a)	26,569	3,719,128

Gilead Sciences, Inc.(a)	92,811	5,593,719

Total		15,690,027

Health Care Equipment & Supplies 0.5%

Intuitive Surgical, Inc.(a)	2,251	870,057

Total Health Care		16,560,084

Industrials 11.0%
Aerospace & Defense 2.9%

Lockheed Martin Corp.	41,766	5,112,994

Professional Services 1.9%

IHS, Inc., Class A(a)	30,777	3,297,756

Road & Rail 3.6%

CSX Corp.	254,265	6,257,462

Trading Companies & Distributors 2.6%

United Rentals, Inc.(a)	80,968	4,434,617

Total Industrials		19,102,829

Information Technology 12.7%
Internet Software & Services 5.6%

Facebook, Inc., Class A(a)	45,571	1,881,171

Google, Inc., Class A(a)	6,045	5,119,511

Yahoo!, Inc.(a)	67,384	1,827,454

Zillow, Inc., Class A(a)	10,445	1,007,420

Total		9,835,556

IT Services 1.2%

QIWI PLC, ADR	71,451	2,129,240

Semiconductors & Semiconductor Equipment 5.9%

ASML Holding NV	58,832	5,121,914

Texas Instruments, Inc.	133,372	5,094,810

Total		10,216,724

Total Information Technology		22,181,520

Materials 7.2%
Chemicals 7.2%

Monsanto Co.	73,805	7,224,771

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2013

Common Stocks (continued)
Issuer		Shares	Value ($)

Sherwin-Williams Co. (The)		30,639	5,282,164

Total			12,506,935

Total Materials			12,506,935

Total Common Stocks
(Cost: $142,026,096)			159,851,423

Preferred Stocks 0.8%
Financials 0.8%
Commercial Banks 0.8%

First Niagara Financial Group, Inc., 8.625%		50,068	1,395,395

Total Financials			1,395,395

Total Preferred Stocks
(Cost: $1,251,700)			1,395,395

Warrants 0.1%
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Kinder Morgan, Inc.(a)		47,809	251,476

Total Energy			251,476

Total Warrants
(Cost: $91,076)			251,476

Corporate Bonds & Notes(b) 6.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
TransDigm, Inc.
12/15/18	7.750%	1,444,000	1,545,080

Gaming 0.3%
Marina District Finance Co., Inc. Senior Secured
10/15/15	9.500%	581,000	612,229

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Media Cable 2.2%
CCO Holdings LLC/Capital Corp.
10/30/17	7.250%		901,000	955,060

DISH DBS Corp.
10/01/14	6.625%		901,000	940,419

Ziggo Bond Co. BV(c)
05/15/18	8.000%	EUR	1,337,000	1,888,000

Total				3,783,479

Media Non-Cable 0.7%
Nielsen Finance LLC/Co.
10/15/18	7.750%		1,139,000	1,238,662

Wireless 2.1%
Crown Castle International Corp. Senior Unsecured
11/01/19	7.125%		2,508,000	2,696,100

NII International Telecom SCA(c)
08/15/19	11.375%		918,000	986,850

Total				3,682,950

Total Corporate Bonds & Notes
(Cost: $10,503,507)				10,862,400

Money Market Funds 1.2%
		Shares		Value ($)

Columbia Short-Term Cash Fund, 0.097%(d)(e)			2,039,699	2,039,699

Total Money Market Funds
(Cost: $2,039,699)				2,039,699

Total Investments
(Cost: $155,912,078)				174,400,393

Other Assets & Liabilities, Net				(20,451)

Net Assets				174,379,942

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the value of these securities amounted to $2,874,850 or 1.65% of net assets.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2013

Notes to Portfolio of Investments (continued)

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,008,867	105,035,875	(113,005,043)	2,039,699	11,420	2,039,699

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

EUR	Euro

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2013

Fair Value Measurements (continued)

information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	45,347,000	4,852,402	—	50,199,402

Consumer Staples	16,575,190	—	—	16,575,190

Financials	11,669,390	11,056,073	—	22,725,463

Health Care	16,560,084	—	—	16,560,084

Industrials	19,102,829	—	—	19,102,829

Information Technology	22,181,520	—	—	22,181,520

Materials	12,506,935	—	—	12,506,935

Preferred Stocks

Financials	1,395,395	—	—	1,395,395

Warrants

Energy	251,476	—	—	251,476

Total Equity Securities	145,589,819	15,908,475	—	161,498,294

Bonds

Corporate Bonds & Notes	—	10,862,400	—	10,862,400

Total Bonds	—	10,862,400	—	10,862,400

Mutual Funds

Money Market Funds	2,039,699	—	—	2,039,699

Total Mutual Funds	2,039,699	—	—	2,039,699

Total	147,629,518	26,770,875	—	174,400,393

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, August 31, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
1,500,037	—	—	1,500,037

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities

August 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $153,872,379)	$172,360,694

Affiliated issuers (identified cost $2,039,699)	2,039,699

Total investments (identified cost $155,912,078)	174,400,393

Receivable for:

Investments sold	200,077

Capital shares sold	416,263

Dividends	156,982

Interest	230,481

Reclaims	20,085

Prepaid expenses	4,215

Total assets	175,428,496

Liabilities

Payable for:

Investments purchased	874,109

Capital shares purchased	95,530

Investment management fees	3,408

Distribution and/or service fees	1,018

Transfer agent fees	22,434

Administration fees	288

Compensation of board members	8,836

Expense reimbursement due to Investment Manager	370

Other expenses	42,561

Total liabilities	1,048,554

Net assets applicable to outstanding capital stock	$174,379,942

Represented by

Paid-in capital	$139,039,473

Excess of distributions over net investment income	(404,519)

Accumulated net realized gain	17,257,792

Unrealized appreciation (depreciation) on:

Investments	18,488,315

Foreign currency translations	(1,119)

Total — representing net assets applicable to outstanding capital stock	$174,379,942

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities (continued)

August 31, 2013

Class A

Net assets	$77,403,901

Shares outstanding	5,242,066

Net asset value per share	$14.77

Maximum offering price per share(a)	$15.67

Class C

Net assets	$17,316,290

Shares outstanding	1,191,823

Net asset value per share	$14.53

Class I

Net assets	$3,367

Shares outstanding	228

Net asset value per share(b)	$14.78

Class R

Net assets	$608,196

Shares outstanding	41,639

Net asset value per share	$14.61

Class R5

Net assets	$2,292,419

Shares outstanding	153,529

Net asset value per share	$14.93

Class Z

Net assets	$76,755,769

Shares outstanding	5,173,535

Net asset value per share	$14.84

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Marsico Flexible Capital Fund

Statement of Operations

Year Ended August 31, 2013

Net investment income

Income:

Dividends — unaffiliated issuers	$1,863,480

Dividends — affiliated issuers	11,420

Interest	562,698

Foreign taxes withheld	(52,971)

Total income	2,384,627

Expenses:

Investment management fees	1,115,261

Distribution and/or service fees

Class A	149,224

Class C	141,307

Class R	2,300

Transfer agent fees

Class A	94,556

Class C	22,408

Class R	713

Class R5(a)	162

Class Z	110,604

Administration fees	86,382

Compensation of board members	13,697

Custodian fees	11,923

Printing and postage fees	18,267

Registration fees	74,706

Professional fees	42,042

Other	11,204

Total expenses	1,894,756

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(56,396)

Total net expenses	1,838,360

Net investment income	546,267

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	23,462,258

Foreign currency translations	649

Net realized gain	23,462,907

Net change in unrealized appreciation (depreciation) on:

Investments	2,266,541

Foreign currency translations	506

Net change in unrealized appreciation (depreciation)	2,267,047

Net realized and unrealized gain	25,729,954

Net increase in net assets resulting from operations	$26,276,221

(a)	For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2013(a)	Year Ended August 31, 2012
Operations

Net investment income	$546,267	$471,372

Net realized gain	23,462,907	10,983,380

Net change in unrealized appreciation (depreciation)	2,267,047	14,818,330

Net increase in net assets resulting from operations	26,276,221	26,273,082

Distributions to shareholders

Net investment income

Class A	(736,170)	—

Class C	(90,835)	—

Class I	(55)	(5)

Class R	(8,043)	—

Class R5	(46)	—

Class Z	(974,867)	(152,408)

Net realized gains

Class A	(2,171,882)	(166,338)

Class C	(518,254)	(32,837)

Class I	(124)	(9)

Class R	(20,112)	(34)

Class R5	(104)	—

Class Z	(2,669,629)	(376,727)

Total distributions to shareholders	(7,190,121)	(728,358)

Increase (decrease) in net assets from capital stock activity	24,088,158	(56,025,041)

Total increase (decrease) in net assets	43,174,258	(30,480,317)

Net assets at beginning of year	131,205,684	161,686,001

Net assets at end of year	$174,379,942	$131,205,684

Undistributed (excess of distributions over) net investment income	$(404,519)	$502,690

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2013(a)		Year Ended August 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	2,210,887	30,734,121	1,574,502	18,572,563

Distributions reinvested	229,744	2,906,263	14,145	154,459

Redemptions	(1,181,648)	(15,968,090)	(2,568,299)	(29,883,448)

Net increase (decrease)	1,258,983	17,672,294	(979,652)	(11,156,426)

Class C shares

Subscriptions	375,562	5,105,841	318,077	3,775,349

Distributions reinvested	48,530	607,597	2,966	32,060

Redemptions	(190,566)	(2,544,779)	(203,415)	(2,398,117)

Net increase	233,526	3,168,659	117,628	1,409,292

Class I shares

Redemptions	—	—	(498,772)	(5,470,699)

Net increase (decrease)	—	—	(498,772)	(5,470,699)

Class R shares

Subscriptions	21,728	287,797	17,459	220,144

Distributions reinvested	2,231	27,981	2	25

Redemptions	(7)	(97)	(687)	(8,677)

Net increase	23,952	315,681	16,774	211,492

Class R5 shares

Subscriptions	153,529	2,299,538	—	—

Net increase	153,529	2,299,538	—	—

Class Z shares

Subscriptions	1,077,729	14,548,959	4,756,774	55,182,720

Distributions reinvested	286,961	3,641,538	48,127	526,507

Redemptions	(1,324,172)	(17,558,511)	(7,936,045)	(96,727,927)

Net increase (decrease)	40,518	631,986	(3,131,144)	(41,018,700)

Total net increase (decrease)	1,710,508	24,088,158	(4,475,166)	(56,025,041)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to August 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended August 31,
Class A	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$13.00	$11.09		$10.00

Income from investment operations:

Net investment income	0.05	0.02		0.03

Net realized and unrealized gain	2.45	1.93		1.10

Total from investment operations	2.50	1.95		1.13

Less distributions to shareholders:

Net investment income	(0.18)	—		(0.04)

Net realized gains	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.73)	(0.04)		(0.04)

Net asset value, end of period	$14.77	$13.00		$11.09

Total return	20.17%	17.63%		11.29%

Ratios to average net assets(c)(d)

Total gross expenses	1.36%	1.50	%(e)	1.67	%(f)

Total net expenses(g)	1.32%	1.50	%(e)(h)	1.60	%(f)

Net investment income	0.33%	0.19%		0.25	%(f)

Supplemental data

Net assets, end of period (in thousands)	$77,404	$51,772		$55,034

Portfolio turnover	147%	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$12.81	$11.01		$10.00

Income from investment operations:

Net investment loss	(0.06)	(0.07)		(0.05)

Net realized and unrealized gain	2.42	1.91		1.09

Total from investment operations	2.36	1.84		1.04

Less distributions to shareholders:

Net investment income	(0.09)	—		(0.03)

Net realized gains	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.64)	(0.04)		(0.03)

Net asset value, end of period	$14.53	$12.81		$11.01

Total return	19.23%	16.76%		10.42%

Ratios to average net assets(c)(d)

Total gross expenses	2.11%	2.26	%(e)	2.38	%(f)

Total net expenses(g)	2.07%	2.25	%(e)(h)	2.35	%(f)

Net investment loss	(0.42%)	(0.57%)		(0.46	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$17,316	$12,272		$9,255

Portfolio turnover	147%	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$13.01	$11.08		$10.00

Income from investment operations:

Net investment income (loss)	0.10	(0.05)		0.05

Net realized and unrealized gain	2.46	2.04		1.07

Total from investment operations	2.56	1.99		1.12

Less distributions to shareholders:

Net investment income	(0.24)	(0.02)		(0.04)

Net realized gains	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.79)	(0.06)		(0.04)

Net asset value, end of period	$14.78	$13.01		$11.08

Total return	20.67%	18.08%		11.22%

Ratios to average net assets(c)(d)

Total gross expenses	0.95%	1.07	%(e)	2.64	%(f)

Total net expenses(g)	0.92%	1.07	%(e)	1.25	%(f)

Net investment income (loss)	0.73%	(0.47%)		0.43	%(f)

Supplemental data

Net assets, end of period (in thousands)	$3	$3		$5,527

Portfolio turnover	147%	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.93		$11.06		$10.00

Income from investment operations:

Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net realized and unrealized gain	2.44		1.91		1.09

Total from investment operations	2.44		1.91		1.09

Less distributions to shareholders:

Net investment income	(0.21)		—		(0.03)

Net realized gains	(0.55)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.76)		(0.04)		(0.03)

Net asset value, end of period	$14.61		$12.93		$11.06

Total return	19.87%		17.31%		10.87%

Ratios to average net assets(c)(d)

Total gross expenses	1.58%		1.72	%(e)	2.89	%(f)

Total net expenses(g)	1.56%		1.72	%(e)	1.85	%(f)

Net investment income (loss)	(0.02%)		(0.01%)		0.01	%(f)

Supplemental data

Net assets, end of period (in thousands)	$608		$229		$10

Portfolio turnover	147%		146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

Class R5	Year Ended August 31, 2013(a)
Per share data
Net asset value, beginning of period	$13.11

Income from investment operations:

Net investment income	0.09

Net realized and unrealized gain	2.51

Total from investment operations	2.60

Less distributions to shareholders:

Net investment income	(0.23)

Net realized gains	(0.55)

Total distributions to shareholders	(0.78)

Net asset value, end of period	$14.93

Total return	20.89%

Ratios to average net assets(b)

Total gross expenses	0.90	%(c)

Total net expenses(d)	0.90	%(c)

Net investment income	0.76	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2,292

Portfolio turnover	147%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to August 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$13.04	$11.12		$10.00

Income from investment operations:

Net investment income	0.08	0.05		0.06

Net realized and unrealized gain	2.46	1.92		1.10

Total from investment operations	2.54	1.97		1.16

Less distributions to shareholders:

Net investment income	(0.19)	(0.01)		(0.04)

Net realized gains	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(0.74)	(0.05)		(0.04)

Net asset value, end of period	$14.84	$13.04		$11.12

Total return	20.48%	17.83%		11.61%

Ratios to average net assets(c)(d)

Total gross expenses	1.12%	1.26	%(e)	1.32	%(f)

Total net expenses(g)	1.08%	1.25	%(e)(h)	1.32	%(f)

Net investment income	0.59%	0.40%		0.60	%(f)

Supplemental data

Net assets, end of period (in thousands)	$76,756	$66,930		$91,860

Portfolio turnover	147%	146%		214%

Notes to Financial Highlights

(a)	For the period from September 28, 2010 (commencement of operations) to August 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements

August 31, 2013

Note 1. Organization

Columbia Marsico Flexible Capital Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy

Annual Report 2013	23

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital

24	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) shares the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.89% to 0.75% as the Fund’s net assets increased. The effective investment management fee rate for the year ended August 31, 2013 was 0.77% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2013 was 0.06% of the Fund’s average daily net assets.

Annual Report 2013	25

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended August 31, 2013, other expenses paid to this company were $1,649.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class C	0.16
Class R	0.15
Class R5	0.05	*
Class Z	0.16

*	Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $66,000 for Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $103,042 for Class A and $671 for Class C shares for the year ended August 31, 2013.

26	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	November 1, 2012 through December 31, 2013		Prior to November 1, 2012
Class A	1.31%		1.50%
Class C	2.06		2.25
Class I	0.89		1.12
Class R	1.56		1.75
Class R5	0.94	*	—
Class Z	1.06		1.25

*	Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through December 31, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$356,540
Accumulated net realized gain	(356,540)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2013 ($)	Year Ended August 31, 2012 ($)
Ordinary income	5,740,106	728,358
Long-term capital gains	1,450,015	—
Total	7,190,121	728,358

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,879,632
Undistributed accumulated long-term gain	7,503,281
Unrealized appreciation	17,967,345

At August 31, 2013, the cost of investments for federal income tax purposes was $156,433,048 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,199,717
Unrealized depreciation	(1,232,372)
Net unrealized appreciation	$17,967,345

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2013	27

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $225,361,991 and $199,472,541, respectively, for the year ended August 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 44.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 38.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2013.

Note 9. Significant Risks

Consumer Discretionary Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the

28	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2013

Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	29

Columbia Marsico Flexible Capital Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Marsico Flexible Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Flexible Capital Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at August 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated October 21, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2013

30	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	24.54%
Dividends Received Deduction	21.97%
Capital Gain Dividend	$9,207,709

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	31

Columbia Marsico Flexible Capital Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

32	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	33

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

34	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	35

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

36	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Marsico Flexible Capital Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Marsico Capital Management, LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account the Subadviser oversight structure and the Columbia Management team dedicated thereto. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Board took into account its comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Board also recalled the information the CIO provided it identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Board also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

Annual Report 2013	37

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below) as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, which is unaffiliated with the Investment Manager, the Board concluded that the services being performed under the Subadvisory Agreement were of an acceptable quality, subject to Columbia Management’s ongoing heightened scrutiny of the Subadviser’s organization and performance.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for selecting and monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser. The Board observed that the Subadviser was subject to Columbia Management’s ongoing heightened scrutiny of its performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

38	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board also observed that it and management agreed to implement an additional breakpoint for the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

Annual Report 2013	39

Columbia Marsico Flexible Capital Fund

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40	Annual Report 2013

Columbia Marsico Flexible Capital Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Marsico Flexible Capital Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN185_08_C01_(10/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing. In addition, two series merged away on March 15, 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$28,000	$77,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$1,200	$1,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

The fees for the fiscal year ended August 31, 2013 and August 31, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$500	$9,800

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant. Fiscal year 2012 includes fees billed for the review of yield calculations.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$41,500	$9,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns.

The fees for the fiscal year ended August 31, 2013 and August 31, 2012 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$0	$121,500

In fiscal year 2012, these fees consist of fees billed for a subscription to a tax database and tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$234,100	$191,000

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews. Fiscal year 2013 also includes fees billed for the preparation of tax returns and the review and provision of consent in connection with filing Form N-14 for fund mergers.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2013 and August 31, 2012 are approximately as follows:

2013	2012
$277,300	$333,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 23, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 23, 2013